UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-21696                   22-3106987
(State or other jurisdiction         (Commission              (I.R.S. Employer
       of incorporation)             File Number)            Identification No.)


           26 Landsdowne Street, Cambridge, Massachusetts       02139
              (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)



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ITEM 8.01       Other Events.

     In a press release dated November 1, 2005, ARIAD Pharmaceuticals, Inc. announced the appointment of Richard W. Pascoe to the newly created position of vice president and chief commercial officer. In this role, Mr. Pascoe will be responsible for developing and leading the marketing and sales organization necessary to launch and commercialize ARIAD's lead oncology product candidate, AP23573, which is targeted to enter its initial registration trial next year. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01       Financial Statements and Exhibits.

       (c)      The following exhibits are filed with this report

                Exhibit
                Number            Description
                ------            -----------
                99.1              Press release dated November 1, 2005.




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.

                           By:    /s/ Edward M. Fitzgerald
                              --------------------------------------------------
                                   Edward M. Fitzgerald
                                   Senior Vice President, Finance & Corporate
                                   Operations, Chief Financial Officer

Date: November 1, 2005



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------
 99.1             Press release dated November 1, 2005.



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